FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




Date of Report              FEBRUARY 13, 1996




                       HASTINGS MANUFACTURING COMPANY
          (Exact name of registrant as specified in its charter)




        MICHIGAN                   1-3574                     38-0633740
   (State or other         (Commission File Number)         (IRS Employer
    jurisdiction of                                         Identification
    incorporation)                                              Number)




          325 NORTH HANOVER STREET, HASTINGS, MICHIGAN           49058
          (Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code     (616) 945-2491











Item 5.   OTHER EVENTS

          On February 13, 1996, the Board of Directors of Hastings Manufacturing Company (the "Company") made a dividend distribution of one Series A Preferred Stock Purchase Right (the "Rights") for each outstanding share of common stock, $2.00 par value, of the Company (the "Common Stock"), payable to shareholders of record on March 8, 1996. Each Right entitles the registered holder thereof to purchase from the Company one one-hundredth of a share of Series A Preferred Stock, $2 par value (the "Preferred Stock"), at a price of $100, subject to adjustment. The Rights are not exercisable until 10 days after any person or group acquires 15% or more of the outstanding shares of Common Stock (the person or group that acquires beneficial ownership of 15% or more of the outstanding shares of Common Stock being herein referred to as an "Acquiring Person"), or commences, or announces the intention to commence, a tender or exchange offer for 30% or more of such shares of Common Stock. A person beneficially owning 15% of the outstanding shares of Common Stock on February 13, 1996, or any affiliates or associates thereof, will not constitute an Acquiring Person under the Rights plan. After the Rights become exercisable, if the Company were acquired in a merger or other business combination transaction or if 50% or more of its assets or earning power were sold, each Right would entitle the holder thereof to receive, upon exercise thereof at the current exercise price of a Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the exercise price of the Right. Alternatively, in the event that an Acquiring Person were to acquire the Company by means of a reverse merger in which the Company and its Common Stock survive, or in the event that an Acquiring Person engages in one of a number of self-dealing transactions specified in the Rights Agreement, or in the event that an Acquiring Person becomes the beneficial owner of more than 30% of the then outstanding shares of Common Stock (except pursuant to an offer for all outstanding shares of Common Stock), proper provision shall be made so that each holder of a Right, other than the Acquiring Person (whose Rights will thereafter be void), would thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of a Right. Further information on the Rights is contained in a Summary of Rights to Purchase Series A Preferred Stock and in a Rights Agreement dated as of February 13, 1996, between Hastings Manufacturing Company and State Street Bank & Trust Co., as Rights Agent, copies of which are filed as exhibits hereto and are incorporated herein by reference.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

          (c)  Exhibits:

               4.   Rights Agreement dated as of February 13,
                    1996, between Hastings Manufacturing

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                    Company, and State Street Bank & Trust
                    Co., as Rights Agent.*

               20.  Summary of Rights to Purchase Series A
                    Preferred Stock.  (Exhibit C to the Rights
                    Agreement)*

* Previously filed.


                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HASTINGS MANUFACTURING COMPANY
                                   (Registrant)


Dated: February 13, 1996           By /S/ ANDREW F. JOHNSON
                                      Andrew F. Johnson
                                      Its Co-Chief Executive Officer,
                                      President/Operations and Director



Dated: February 13, 1996           By /S/ MARK R. S. JOHNSON
                                      Mark R. S. Johnson
                                      Its Co-Chief Executive Officer,
                                      President/Marketing and Director


















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                               EXHIBIT INDEX


EXHIBIT                          DOCUMENT

4 Rights Agreement dated as of February 13, 1996, between Hastings Manufacturing Company, and State Street Bank & Trust Co., as Rights Agent (incorporated by reference to
               Exhibit 99(a) to the Registration Statement on Form 8-A filed by the Company in connection herewith on February 15, 1996).

20             Summary of Rights to Purchase Series A Preferred Stock.
               (Exhibit C to the Rights Agreement) (incorporated by reference to Exhibit 99(a) to the Registration Statement on Form 8-A filed by the Company in connection herewith on February 15, 1996).


































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